UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2019

Annual Report

to Shareholders

DWS Emerging Markets Fixed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights

27	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
41	Information About Your Fund’s Expenses
42	Tax Information
43	Advisory Agreement Board Considerations and Fee Evaluation
48	Board Members and Officers
52	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Emerging Markets Fixed Income Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Emerging Markets Fixed Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

Management Process

Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets.

The Fund returned 11.15% in the 12-month period ended October 31, 2019, underperforming the 14.35% gain of the JP Morgan EMBI Global Diversified Index.

After a difficult start, emerging-markets bonds recovered to post a double-digit gain in the annual period. Emerging-markets debt initially experienced negative returns and above-average volatility in November and December, a time in which higher-risk assets came under pressure from the intensifying U.S.-China trade dispute and mounting evidence of slowing global growth. The downtrend reversed in late December, reflecting the U.S. Federal Reserve’s (Fed’s) signals that it would likely adopt a more accommodative interest-rate policy. The Fed’s shift, in turn, provided central banks across the developed world and the emerging markets with the latitude to enact rate cuts of their own. At the same time, incoming data indicated that global growth remained in positive territory. These factors helped propel the index to a robust gain through late June, but it largely traded sideways thereafter as investors adopted a wait-and-see approach with respect to both growth and trade. Country-level developments also played a role in capping the market’s upside in the latter half of the period. Most notably, Argentine financial assets fell sharply in August after an unexpected result in the presidential primary raised fears that the country would adopt a different policy direction.

4	|	DWS Emerging Markets Fixed Income Fund

Nevertheless, the emerging markets posted strong total returns for the full 12 months thanks to the combination of their positive price performance and robust yields.

Fund Performance

We manage the Fund using an unconstrained approach, meaning that we don’t consider the weightings in the benchmark when deciding which securities to buy or sell. Instead, we strive to invest in what we see as the best risk/return opportunities anywhere in the emerging markets. The portfolio’s composition therefore may be very different from that of the index. While we believe this is the optimal way to achieve positive longer-term results, our strategy led to underperformance in the past 12 months. Three important factors played a role in the shortfall.

“We manage the Fund using an unconstrained approach, meaning that we don’t consider the weightings in the benchmark when deciding which securities to buy or sell.”

First, we emphasized the higher-yielding markets in the asset class, especially those in Africa and the Middle East, on the belief that their higher income will feed through to total returns over time. In addition, these markets tend to be less heavily researched — and thus less efficient — than the larger countries in the category. Investors’ emphasis on the largest benchmark components also causes these countries to have relatively low yields relative to the underlying risks. Nevertheless, smaller markets generally underperformed in both the sell-off of late 2018 and the subsequent recovery. This unusual outcome may reflect the elevated investor uncertainty caused by the shifting headlines surrounding growth and trade.

Second, the Fund’s duration (interest-rate sensitivity) was below that of the benchmark. This is also a key aspect of our strategy, as we prefer to take credit risk rather than interest-rate risk. However, longer-term bonds strongly outperformed across the global markets in the past year as investors recalibrated their expectations for economic growth.

The Fund’s position in Argentina was an additional detractor. While the portfolio’s weighting in the country stood at only about 3.1% of assets coming into the August selloff, the downturn was large enough that even this modest position had an adverse impact on performance. We maintained the investment on the belief that prices had fallen to levels that exaggerated the

DWS Emerging Markets Fixed Income Fund	|	5

potential downside risk. Zambia, which experienced a downgrade to its credit rating in the period, was an additional detractor at the country level.

On the positive side, the Fund’s allocation to Kazakhstan — particularly the bonds of state-owned corporations — contributed to results. We also benefited from holding a position in the Mexican energy giant Petroleos Mexicanos (Pemex), which rallied after the company refinanced its short-term bond maturities to give its management more time to deal with corporate challenges. In addition, the Mexican government supported the company through equity injections and tax relief. Holdings in bonds issued by supranational regional development banks, such as Eurasian Development Bank and Banque Ouest Africaine de Developpement, further aided results. The performed well during periods of volatility due to their low duration and their high credit ratings. We continued to favor this area on the belief that it offered the combination of attractive yields and low default risk.

Outlook and Positioning

While we maintained a steady approach over the course of the year, we did make small changes on the margin. Our most notable shift was to increase the portfolio’s weighting in corporate debt when volatility created the opportunity to add positions at favorable levels.

On the other hand, we continued to avoid local-currency bonds. Dollar-denominated debt features higher liquidity and greater transparency, and we find that local currency issues typically do not offer high enough yields to compensate for the added risks. Additionally, the bond markets in many countries are sensitive to currency movements, meaning that there is already an element of currency exposure in the portfolio.

We believe our focus on higher-yielding, shorter-duration securities is appropriate for a time in which yields on developed-market government bonds are close to multi-year lows. Since higher-quality, lower-yielding bonds tend to have a higher correlation to U.S. Treasuries and other major markets, they may be more vulnerable if economic growth surprises to the upside and yields begin to rise. Conversely, the bonds of smaller, higher-yielding countries typically have lower correlations with the broader market. Not least, their yield advantage provides a favorable starting point for longer-term total returns. We therefore continue to emphasize bonds that we believe have the most attractive risk-and-return characteristics, rather than attempting to mirror the performance of a particular benchmark.

6	|	DWS Emerging Markets Fixed Income Fund

Portfolio Management Team

Nicolas Schlotthauer, CEFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.

–	Head of Emerging Markets Fixed Income: Frankfurt.
–	Master’s Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.

Joergen Hartmann, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004. Prior to his current role, he served as a member of the DB Real Estate Group.
–	Senior Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
–	Diplom-Betriebswirt (German Business Administration Master’s Degree), Goethe University Frankfurt.

Roland Gabert, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–

Joined DWS in 2007. Prior to his current role, he served as a member of the currency team, with focus on emerging markets currencies. Before joining, he worked as an equity trader in international execution at BHF-Bank.

–	Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
–	Completed Bank Training Program (“Bankkaufmann”) at BHF-Bank; Master’s Degree (”Diplom-Betriebswirt“) and MSc in Business Economics, Frankfurt University of Applied Sciences.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

JP Morgan EMBI Global Diversified Index tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The Index limits exposure to any one country.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Default occurs when an issuer cannot pay the principal or interest on a bond.

DWS Emerging Markets Fixed Income Fund	|	7

Performance Summary	October 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	11.15%	1.55%	3.23%
Adjusted for the Maximum Sales Charge (max 4.50% load)	6.14%	0.62%	2.76%
JP Morgan EMBI Global Diversified Index†	14.35%	5.44%	6.90%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	10.29%	0.77%	2.46%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	10.29%	0.77%	2.46%
JP Morgan EMBI Global Diversified Index†	14.35%	5.44%	6.90%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	11.38%	1.77%	3.47%
JP Morgan EMBI Global Diversified Index†	14.35%	5.44%	6.90%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	11.44%	1.85%	3.60%
JP Morgan EMBI Global Diversified Index†	14.35%	5.44%	6.90%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 1.51%, 2.24%, 1.21% and 1.07% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8	|	DWS Emerging Markets Fixed Income Fund

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

†

The JP Morgan EMBI Global Diversified Index tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

DWS Emerging Markets Fixed Income Fund	|	9

	Class A	Class C	Class S	Institutional Class

Net Asset Value
10/31/19	$9.32	$9.34	$9.31	$9.31
10/31/18	$8.73	$8.75	$8.72	$8.72

Distribution Information as of 10/31/19
Income Dividends, Twelve Months	$.37	$.30	$.39	$.39
Latest Quarterly Income Dividend	$.0898	$.0722	$.0950	$.0956
SEC 30-day Yield‡‡	4.58%	4.05%	5.04%	5.04%
Current Annualized Distribution Rate‡‡	3.85%	3.09%	4.08%	4.11%

‡‡

The SEC yield is net investment income per share earned over the month ended October 31, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.38%, 3.88%, 4.88% and 5.00% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.65%, 2.92%, 3.92% and 4.07% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

10	|	DWS Emerging Markets Fixed Income Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/19	10/31/18
Corporate Bonds	39%	41%
Financials	13%	17%
Industrials	11%	6%
Energy	10%	12%
Utilities	5%	6%

Sovereign Bonds	59%	57%
Cash Equivalents	2%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
Turkey	15%	13%
Russia	10%	9%
Kazakhstan	5%	7%
Azerbaijan	5%	5%
Mexico	5%	5%
Supranational	5%	5%
Oman	5%	6%
Namibia	3%	3%
Senegal	3%	3%
Ghana	3%	2%
Nigeria	3%	3%
South Africa	3%	4%
Tunisia	3%	3%
Angola	3%	3%
Sri Lanka	3%	3%
Ecuador	3%	3%
Netherlands	3%	—
Ivory Coast	2%	3%
Argentina	2%	3%
Other	16%	17%
	100%	100%

DWS Emerging Markets Fixed Income Fund	|	11

Currency Exposure (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/19	10/31/18
United States Dollar	100%	100%

Quality (Excludes Cash Equivalents, Short-Term U.S. Treasury Obligations and Securities Lending Collateral)	10/31/19	10/31/18
AA	—	2%
BBB	29%	35%
BB	27%	25%
B	39%	36%
C	3%	1%
NR	2%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/19	10/31/18
Effective Maturity	5.2 years	6.3 years
Effective Duration	4.3 years	4.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

12	|	DWS Emerging Markets Fixed Income Fund

Investment Portfolio	as of October 31, 2019

	Principal Amount ($)	Value ($)
Bonds 98.5%
Angola 2.9%
Republic of Angola, 144A, 9.5%, 11/12/2025 (Cost $2,155,937)	2,000,000	2,249,880

Argentina 1.5%

Agua y Saneamientos Argentinos SA, REG S, 6.625%, 2/1/2023	1,000,000	392,500

Republic of Argentina, 4.625%, 1/11/2023	2,000,000	800,020

(Cost $2,731,677)		1,192,520

Azerbaijan 4.8%

Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	1,930,000	2,248,450

State Oil Co. of the Azerbaijan Republic, REG S, 6.95%, 3/18/2030	1,200,000	1,440,000

(Cost $3,383,826)		3,688,450

Bahrain 1.6%

Kingdom of Bahrain, 144A, 6.75%, 9/20/2029	600,000	684,000

The Oil & Gas Holding Co. B.S.C., 144A, 7.5%, 10/25/2027	500,000	557,833

(Cost $1,027,990)		1,241,833

China 1.0%
Country Garden Holdings Co. Ltd., REG S, 7.25%, 4/8/2026 (Cost $730,702)	700,000	759,696

Ecuador 2.7%

Republic of Ecuador:

144A, 7.875%, 1/23/2028	1,090,000	976,640

144A, 8.75%, 6/2/2023	750,000	759,383

144A, 8.875%, 10/23/2027	400,000	372,600

(Cost $2,298,265)		2,108,623

Egypt 2.0%

Arab Republic of Egypt:

REG S, 5.577%, 2/21/2023	1,000,000	1,024,876

144A, 6.125%, 1/31/2022	500,000	516,700

(Cost $1,484,368)		1,541,576

Ethiopia 0.7%
Federal republic of Ethiopia, REG S, 6.625%, 12/11/2024 (Cost $485,165)	500,000	523,750

Gabon 1.0%
Gabon Government International Bond, REG S, 6.375%, 12/12/2024 (Cost $781,122)	800,000	795,760

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	13

	Principal Amount ($)	Value ($)
Ghana 3.2%
Republic of Ghana, 144A, 8.125%, 1/18/2026 (Cost $2,349,648)	2,300,000	2,437,172

Ivory Coast 2.4%
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028 (Cost $1,809,403)	1,800,000	1,859,076

Kazakhstan 4.9%

Kazakhstan Temir Zholy National Co. JSC, 144A, 4.85%, 11/17/2027	2,400,000	2,748,936

Tengizchevroil Finance Co. International Ltd., 144A, 4.0%, 8/15/2026	1,000,000	1,048,132

(Cost $3,442,286)		3,797,068

Kenya 1.4%

Republic of Kenya:

144A, 6.875%, 6/24/2024	790,000	838,202

144A, 7.25%, 2/28/2028	200,000	210,957

(Cost $1,016,860)		1,049,159

Malaysia 1.3%
1MDB Global Investments Ltd., REG S, 4.4%, 3/9/2023 (Cost $930,316)	1,000,000	966,008

Mexico 4.8%

Comision Federal de Electricidad, 144A, 4.875%, 1/15/2024	1,600,000	1,704,016

Petroleos Mexicanos:

5.35%, 2/12/2028	1,000,000	987,500

6.5%, 3/13/2027	930,000	985,800

(Cost $3,586,168)		3,677,316

Namibia 3.3%

Republic of Namibia:

144A, 5.25%, 10/29/2025	1,200,000	1,217,544

144A, 5.5%, 11/3/2021	1,300,000	1,343,628

(Cost $2,514,913)		2,561,172

Netherlands 2.6%

Braskem Netherlands Finance BV, 144A, 4.5%, GTY: Braskem S, 1/10/2028	400,000	401,080

Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/2023	1,900,000	1,643,500

(Cost $2,084,309)		2,044,580

Nigeria 3.2%

Republic of Nigeria:

144A, 6.5%, 11/28/2027	1,860,000	1,863,088

144A, 7.143%, 2/23/2030	570,000	571,575

(Cost $2,403,859)		2,434,663

The accompanying notes are an integral part of the financial statements.

14	|	DWS Emerging Markets Fixed Income Fund

	Principal Amount ($)	Value ($)

Oman 4.5%

Oman Government International Bond:

144A, 4.125%, 1/17/2023	900,000	902,862

144A, 5.375%, 3/8/2027	1,600,000	1,584,000

144A, 5.625%, 1/17/2028	1,000,000	988,750

(Cost $3,493,203)		3,475,612

Pakistan 1.3%
Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027 (Cost $1,000,000)	1,000,000	999,520

Russia 9.9%

Gazprom OAO:

144A, 5.15%, 2/11/2026	500,000	545,422

144A, 6.51%, 3/7/2022	1,500,000	1,629,243

Russian Federation, 144A, 4.25%, 6/23/2027	400,000	428,605

Russian Railways, REG S, 5.7%, 4/5/2022	1,000,000	1,070,260

Vnesheconombank:

REG S, 5.942%, 11/21/2023	500,000	549,655

REG S, 6.902%, 7/9/2020	500,000	513,498

144A, 6.025%, 7/5/2022	1,200,000	1,292,640

144A, 6.8%, 11/22/2025	1,400,000	1,627,500

(Cost $7,172,098)		7,656,823

Rwanda 0.5%
Republic of Rwanda, 144A, 6.625%, 5/2/2023 (Cost $405,907)	400,000	425,000

Senegal 3.3%
Republic of Senegal, 144A, 6.25%, 7/30/2024 (Cost $2,302,217)	2,300,000	2,512,060

South Africa 3.0%

Eskom Holdings SOC Ltd., 144A, 7.125%, 2/11/2025	1,450,000	1,490,397

Transnet SOC Ltd., 144A, 4.0%, 7/26/2022	800,000	808,029

(Cost $2,284,889)		2,298,426

Sri Lanka 2.8%

Republic of Sri Lanka:

144A, 5.875%, 7/25/2022	1,300,000	1,311,667

144A, 6.2%, 5/11/2027	900,000	864,785

(Cost $2,158,572)		2,176,452

Supranational 4.8%

Banque Ouest Africaine de Developpement:

144A, 5.0%, 7/27/2027	1,500,000	1,587,225

144A, 5.5%, 5/6/2021	1,000,000	1,035,800

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	15

	Principal Amount ($)	Value ($)

Eurasian Development Bank, 144A, 4.767%, 9/20/2022	1,000,000	1,048,440

(Cost $3,464,393)		3,671,465

Tajikistan 1.7%
Republic of Tajikistan, 144A, 7.125%, 9/14/2027 (a) (Cost $1,575,000)	1,575,000	1,329,565

Tunisia 3.0%
Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025 (Cost $2,395,451)	2,500,000	2,279,900

Turkey 14.8%

Akbank Turk AS, 144A, 5.0%, 10/24/2022	800,000	792,000

Export Credit Bank of Turkey:

144A, 4.25%, 9/18/2022	800,000	768,000

144A, 5.375%, 10/24/2023	1,000,000	970,000

144A, 6.125%, 5/3/2024	1,000,000	987,620

Republic of Turkey:

4.25%, 4/14/2026	2,050,000	1,867,858

5.625%, 3/30/2021	1,500,000	1,532,532

6.0%, 3/25/2027	550,000	544,170

TC Ziraat Bankasi AS, 144A, 5.125%, 9/29/2023	1,700,000	1,615,000

Turkiye Garanti Bankasi AS, REG S, 5.875%, 3/16/2023	500,000	506,997

Turkiye Vakiflar Bankasi TAO, 144A, 5.75%, 1/30/2023	1,900,000	1,839,610

(Cost $11,348,148)		11,423,787

Ukraine 1.7%
Government of Ukraine, 144A, 7.75%, 9/1/2022 (Cost $1,186,518)	1,200,000	1,276,200

Venezuela 0.2%

Petroleos de Venezuela SA:

144A, 6.0%, 5/16/2024* (b)	1,750,000	105,000

144A, 9.0%, 11/17/2021* (b)	1,480,000	88,800

(Cost $1,222,980)		193,800

Zambia 1.7%
Republic of Zambia, 144A, 8.5%, 4/14/2024 (Cost $2,011,260)	1,900,000	1,336,422
Total Bonds (Cost $77,237,450)		75,983,334

	Shares	Value ($)
Securities Lending Collateral 1.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (c) (d) (Cost $1,384,363)	1,384,363	1,384,363

The accompanying notes are an integral part of the financial statements.

16	|	DWS Emerging Markets Fixed Income Fund

	Shares	Value ($)

Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 1.82% (c) (Cost $1,485,755)	1,485,755	1,485,755

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $80,107,568)	102.2	78,853,452
Other Assets and Liabilities, Net	(2.2)	(1,663,337)

Net Assets	100.0	77,190,115

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 10/31/2019	Value ($) at 10/31/2019
Securities Lending Collateral 1.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (c) (d)
4,024,350	—	2,639,987	(e)	—	—	19,827	—	1,384,363	1,384,363
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 1.82% (c)
1,891,393	13,743,522	14,149,160		—	—	33,583	—	1,485,755	1,485,755
5,915,743	13,743,522	16,789,147		—	—	53,410	—	2,870,118	2,870,118

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Petroleos de Venezuela SA*	6.00%	5/16/2024	1,750,000	770,230	105,000
Petroleos de Venezuela SA*	9.00%	11/17/2021	1,480,000	452,750	88,800
				1,222,980	193,800

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2019 amounted to $1,329,565, which is 1.7% of net assets.

(b)	Restricted Security

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2019.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	17

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

B.S.C.: Bahrain Shareholding Company

CJSC: Closed Joint Stock Company

GTY: Guaranty Agreement

JSC: Joint Stock Company

OAO: Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

SOC: State Owned Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments Bonds (f)	$—	$75,983,334	$—	$75,983,334
Short-Term Investments (f)	2,870,118	—	—	2,870,118
Total	$2,870,118	$75,983,334	$—	$78,853,452

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

18	|	DWS Emerging Markets Fixed Income Fund

Statement of Assets and Liabilities

as of October 31, 2019

Assets

Investments in non-affiliated securities, at value (cost $77,237,450) —including $1,329,565 of securities loaned	$75,983,334
Investment in DWS Government & Agency Securities Portfolio (cost $1,384,363)*	1,384,363
Investment in DWS Central Cash Management Government Fund (cost $1,485,755)	1,485,755
Foreign currency, at value (cost $205,758)	200,211
Receivable for Fund shares sold	110
Interest receivable	1,123,257
Other assets	20,976
Total assets	80,198,006

Liabilities
Payable upon return of securities loaned	1,384,363
Payable for investments purchased	408,000
Payable for Fund shares redeemed	603,687
Accrued management fee	30,154
Accrued Directors’ fees	1,447
Other accrued expenses and payables	136,267
Other Liabilities**	443,973
Total liabilities	3,007,891
Net assets, at value	$77,190,115

Net Assets Consist of
Distributable earnings (loss)	(31,422,028)
Paid-in capital	108,612,143
Net assets, at value	$77,190,115

*	Represents collateral on securities loaned.

**	Represents cash dividends due to counterparties in connection with unsettled sale transactions.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	19

Statement of Assets and Liabilities as of October 31, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($3,259,270 ÷ 349,705 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.32

Maximum offering price per share (100 ÷ 95.50 of $9.32)	$9.76
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($538,354 ÷ 57,638 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.34
Class S

Net Asset Value, offering and redemption price per share ($50,291,932 ÷ 5,399,796 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.31
Institutional Class

Net Asset Value, offering and redemption price per share ($23,100,559 ÷ 2,481,802 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.31

The accompanying notes are an integral part of the financial statements.

20	|	DWS Emerging Markets Fixed Income Fund

Statement of Operations

for the year ended October 31, 2019

Investment Income
Income:

Interest	$4,487,793
Income distributions — DWS Central Cash Management Government Fund	33,583
Securities lending income, net of borrower rebates	19,827
Total income	4,541,203
Expenses:

Management fee	448,019
Administration fee	75,935
Services to shareholders	102,342
Distribution and service fees	15,102
Custodian fee	20,587
Professional fees	91,993
Reports to shareholders	44,078
Registration fees	54,675
Directors’ fees and expenses	5,674
Other	18,079
Total expenses before expense reductions	876,484
Expense reductions	(201,716)
Total expenses after expense reductions	674,768
Net investment income	3,866,435

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	32,402
Foreign currency	(30)
32,372
Change in net unrealized appreciation (depreciation) on:

Investments	4,233,878
Foreign currency	(1,732)
4,232,146
Net gain (loss)	4,264,518
Net increase (decrease) in net assets resulting from operations	8,130,953

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	21

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$3,866,435	$3,989,593
Net realized gain (loss)	32,372	(665,759)
Change in net unrealized appreciation (depreciation)	4,232,146	(8,085,178)
Net increase (decrease) in net assets resulting from operations	8,130,953	(4,761,344)
Distributions to shareholders:
Class A	(133,455)	(135,652)
Class C	(23,637)	(51,967)
Class S	(2,150,321)	(2,315,482)
Institutional Class	(896,990)	(743,437)
Total distributions	(3,204,403)	(3,246,538)
Fund share transactions:

Proceeds from shares sold	5,110,383	18,773,353
Reinvestment of distributions	2,982,324	2,999,770
Payments for shares redeemed	(10,199,316)	(22,586,352)
Net increase (decrease) in net assets from Fund share transactions	(2,106,609)	(813,229)
Increase (decrease) in net assets	2,819,941	(8,821,111)
Net assets at beginning of period	74,370,174	83,191,285

Net assets at end of period	$77,190,115	$74,370,174

The accompanying notes are an integral part of the financial statements.

22	|	DWS Emerging Markets Fixed Income Fund

Financial Highlights

	Years Ended October 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.73	$9.66	$9.44	$9.13	$10.61
Income (loss) from investment operations:

Net investment income[a]	.44	.45	.44	.39	.46
Net realized and unrealized gain (loss)	.52	(1.02)	.12	.35	(1.52)
Total from investment operations	.96	(.57)	.56	.74	(1.06)
Less distributions from:

Net investment income	(.37)	(.36)	(.28)	(.35)	(.42)
Return of capital	—	—	(.06)	(.08)	—
Total distributions	(.37)	(.36)	(.34)	(.43)	(.42)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$9.32	$8.73	$9.66	$9.44	$9.13
Total Return (%)[b,c]	11.15	(6.00)	6.10	8.34	(10.09)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	5	5
Ratio of expenses before expense reductions (%)	1.46	1.51	1.41	1.36	1.29
Ratio of expenses after expense reductions (%)	1.11	1.02	1.16	1.25	1.21
Ratio of net investment income (%)	4.86	4.92	4.70	4.29	4.68
Portfolio turnover rate (%)	13	115	88	67	132

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	23

	Years Ended October 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.75	$9.68	$9.47	$9.15	$10.64
Income (loss) from investment operations:

Net investment income[a]	.37	.38	.38	.33	.38
Net realized and unrealized gain (loss)	.52	(1.02)	.10	.35	(1.52)
Total from investment operations	.89	(.64)	.48	.68	(1.14)
Less distributions from:

Net investment income	(.30)	(.29)	(.22)	(.28)	(.35)
Return of capital	—	—	(.05)	(.08)	—
Total distributions	(.30)	(.29)	(.27)	(.36)	(.35)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$9.34	$8.75	$9.68	$9.47	$9.15
Total Return (%)[b,c]	10.29	(6.68)	5.19	7.63	(10.82)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	3
Ratio of expenses before expense reductions (%)	2.27	2.24	2.12	2.09	2.02
Ratio of expenses after expense reductions (%)	1.85	1.77	1.91	1.99	1.96
Ratio of net investment income (%)	4.11	4.09	3.97	3.56	3.93
Portfolio turnover rate (%)	13	115	88	67	132

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Emerging Markets Fixed Income Fund

	Years Ended October 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.72	$9.65	$9.44	$9.13	$10.61
Income (loss) from investment operations:

Net investment income[a]	.46	.47	.47	.41	.48
Net realized and unrealized gain (loss)	.52	(1.02)	.11	.35	(1.51)
Total from investment operations	.98	(.55)	.58	.76	(1.03)
Less distributions from:

Net investment income	(.39)	(.38)	(.31)	(.37)	(.45)
Return of capital	—	—	(.06)	(.08)	—
Total distributions	(.39)	(.38)	(.37)	(.45)	(.45)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$9.31	$8.72	$9.65	$9.44	$9.13
Total Return (%)[b]	11.38	(5.80)	6.26	8.61	(9.86)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	50	61	64	66
Ratio of expenses before expense reductions (%)	1.17	1.21	1.11	1.07	1.00
Ratio of expenses after expense reductions (%)	.87	.82	.93	1.00	.96
Ratio of net investment income (%)	5.11	5.09	4.95	4.53	4.93
Portfolio turnover rate (%)	13	115	88	67	132

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	25

	Years Ended October 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.72	$9.65	$9.43	$9.12	$10.61
Income (loss) from investment operations:

Net investment income[a]	.47	.47	.47	.42	.49
Net realized and unrealized gain (loss)	.51	(1.01)	.12	.35	(1.52)
Total from investment operations	.98	(.54)	.59	.77	(1.03)
Less distributions from:

Net investment income	(.39)	(.39)	(.31)	(.38)	(.46)
Return of capital	—	—	(.06)	(.08)	—
Total distributions	(.39)	(.39)	(.37)	(.46)	(.46)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$9.31	$8.72	$9.65	$9.43	$9.12
Total Return (%)	11.44 [b]	(5.74)[b]	6.44 [b]	8.73	(9.84)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	20	17	58	71
Ratio of expenses before expense reductions (%)	1.03	1.07	.96	.92	.85
Ratio of expenses after expense reductions (%)	.86	.77	.88	.92	.85
Ratio of net investment income (%)	5.12	5.16	4.98	4.65	5.06
Portfolio turnover rate (%)	13	115	88	67	132

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Emerging Markets Fixed Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (the “Fund”) is a non-diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS Emerging Markets Fixed Income Fund	|	27

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

28	|	DWS Emerging Markets Fixed Income Fund

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2019, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

DWS Emerging Markets Fixed Income Fund	|	29

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $31,249,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($20,876,000) and long-term losses ($10,373,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments. As a result,

30	|	DWS Emerging Markets Fixed Income Fund

net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$1,086,928
Capital loss carryforwards	$(31,249,000)
Net unrealized appreciation (depreciation) on investments	$(1,254,116)

At October 31, 2019, the aggregate cost of investments for federal income tax purposes was $80,107,568. The net unrealized depreciation for all investments based on tax cost was $1,254,116. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $2,831,925 and aggregate gross unrealized depreciation for all investments in which was there an excess of tax cost over value of $4,086,041.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2019	2018
Distributions from ordinary income*	$3,204,403	$3,246,538

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost

DWS Emerging Markets Fixed Income Fund	|	31

basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $9,886,482 and $9,850,971, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund’s subadvisor.

DWS International GmbH, a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensates DWS International GmbH for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.59% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2018 through January 31, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.02%
Class C	1.77%
Class S	.82%
Institutional Class	.77%

32	|	DWS Emerging Markets Fixed Income Fund

For the period from February 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.14%
Class C	1.89%
Class S	.89%
Institutional Class	.89%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.13%
Class C	1.88%
Class S	.88%
Institutional Class	.88%

For the year ended October 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$11,824
Class C	3,012
Class S	151,726
Institutional Class	35,154
$201,716

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2019, the Administration Fee was $75,935, of which $6,559 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

DWS Emerging Markets Fixed Income Fund	|	33

fee it receives from the Fund. For the year ended October 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2019
Class A	$2,962	$479
Class C	520	114
Class S	42,285	6,867
Institutional Class	758	122
	$46,525	$7,582

In addition, for the year ended October 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$3,717
Class C	1,281
Class S	32,850
Institutional Class	269
$38,117

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2019
Class C	$5,418	$354

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

34	|	DWS Emerging Markets Fixed Income Fund

accounts the firms service. For the year ended October 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2019	Annual Rate
Class A	$7,901	$1,932	.24%
Class C	1,783	324	.25%
	$9,684	$2,256

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2019 aggregated $196.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $16,527, of which $8,527 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

DWS Emerging Markets Fixed Income Fund	|	35

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,495.

D. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the

36	|	DWS Emerging Markets Fixed Income Fund

sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2019.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2019, DWS Alternative Asset Allocation VIP held 25% of the total shares outstanding of the Fund.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	74,557	$682,081	124,646	$1,108,070
Class C	9,860	89,169	28,950	274,019
Class S	292,119	2,678,235	136,119	1,275,692
Institutional Class	177,604	1,660,898	1,721,275	16,115,572
		$5,110,383		$18,773,353

Shares issued to shareholders in reinvestment of distributions
Class A	14,322	$129,336	14,382	$131,589
Class C	2,568	23,197	5,524	51,013
Class S	213,817	1,932,811	226,803	2,073,731
Institutional Class	99,223	896,980	81,616	743,437
		$2,982,324		$2,999,770

Shares redeemed
Class A	(154,319)	$(1,404,453)	(128,519)	$(1,194,361)
Class C	(53,086)	(486,467)	(138,406)	(1,247,640)
Class S	(862,251)	(7,822,615)	(906,830)	(8,326,477)
Institutional Class	(54,440)	(485,781)	(1,256,269)	(11,817,874)
		$(10,199,316)		$(22,586,352)

DWS Emerging Markets Fixed Income Fund	|	37

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(65,440)	$(593,036)	10,509	$45,298
Class C	(40,658)	(374,101)	(103,932)	(922,608)
Class S	(356,315)	(3,211,569)	(543,908)	(4,977,054)
Institutional Class	222,387	2,072,097	546,622	5,041,135
		$(2,106,609)		$(813,229)

I. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Directors (the “Board of Directors”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended October 31, 2018 and October 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2018 and October 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Directors and the Board of Directors approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2019. During the Fund’s fiscal years ended October 31, 2018 and October 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

38	|	DWS Emerging Markets Fixed Income Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS Emerging Markets Fixed Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Emerging Markets Fixed Income Fund (the “Fund”) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of October 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at October 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2018, and the financial highlights for the years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Emerging Markets Fixed Income Fund	|	39

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2019

40	|	DWS Emerging Markets Fixed Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019 to October 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Emerging Markets Fixed Income Fund	|	41

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,040.20	$1,036.20	$1,041.30	$1,042.70
Expenses Paid per $1,000*	$5.86	$9.70	$4.58	$4.58

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,019.46	$1,015.68	$1,020.72	$1,020.72
Expenses Paid per $1,000*	$5.80	$9.60	$4.53	$4.53

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Emerging Markets Fixed Income Fund	1.14%	1.89%	.89%	.89%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

42	|	DWS Emerging Markets Fixed Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS Emerging Markets Fixed Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and DWS International GmbH (“DWS International”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed

DWS Emerging Markets Fixed Income Fund	|	43

the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31,

44	|	DWS Emerging Markets Fixed Income Fund

2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and DWS International the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that took effect on October 3, 2017, and that further changes to the portfolio management team were made effective May 25, 2018. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable

DWS Emerging Markets Fixed Income Fund	|	45

DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for

46	|	DWS Emerging Markets Fixed Income Fund

administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Emerging Markets Fixed Income Fund	|	47

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

48	|	DWS Emerging Markets Fixed Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

DWS Emerging Markets Fixed Income Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

50	|	DWS Emerging Markets Fixed Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Emerging Markets Fixed Income Fund	|	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	|	DWS Emerging Markets Fixed Income Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 783	25156A 726	25156A 841
Fund Number	476	776	2076	1476

DWS Emerging Markets Fixed Income Fund	|	53

Notes

Notes

DEMFIF-2

(R-024959-10 12/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Emerging Markets Fixed income fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$65,933	$0	$8,564	$0
2018	$95,474	$0	$0	$3,500

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2018.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended October 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended October 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,564	$740,482	$0	$749,046
2018	$3,500	$0	$0	$3,500

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended October 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2019